UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 17, 2010

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 964-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

During its financial close process for the year ended December 31, 2009, the Company discovered certain errors in its previously issued condensed consolidated statements of cash flows for the six months ended June 30, 2009 and nine months ended September 30, 2009, included in its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2009 and September 30, 2009. Specifically, these errors overstated the line item “Other changes in assets and liabilities–other accrued expenses,” a cash flow operating activity, and overstated the line item “Advances from affiliates,” a cash flow financing activity, for the six months ended June 30, 2009 and nine months ended September 30, 2009. The offsetting adjustments to these errors were reported in the line item “Effect of foreign exchange rate changes on cash” for both the six months ended June 30, 2009 and nine months ended September 30, 2009. These errors in the condensed consolidated statements of cash flows do not affect the Company’s condensed consolidated balance sheets, condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss), cash and cash equivalents, or earnings (loss) per share as of and for the six months ended June 30, 2009 and as of and for the nine months ended September 30, 2009.

Management does not consider these errors to be material to the Company’s previously issued condensed consolidated financial statements in relation to its full fiscal year results of operations or the trend of its operating results. However, the errors pertaining to the Company’s 2009 condensed consolidated statements of cash flows for the six months ended June 30, 2009 and nine months ended September 30, 2009 will be corrected prospectively when its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2010 and September 30, 2010 are filed with the Securities and Exchange Commission.

Following is a summary of the effects of the errors identified on the Company’s condensed consolidated statements of cash flows for the six months ended June 30, 2009 and nine months ended September 30, 2009 (in thousands):

	As originally reported	Adjustment	As adjusted
Six months ended June 30, 2009:
Other changes in assets and liabilities–other accrued expenses	$(1,287)	$1,004	$(283)
Net cash used in operating activities	(21,985)	1,004	(20,981)
Advances from (payments to) affiliates	2,254	(2,223)	31
Net cash provided by (used in) financing activities	2,153	(2,223)	(70)
Effect of foreign exchange rate changes on cash	(2,671)	1,219	(1,452)

Nine months ended September 30, 2009:
Other changes in assets and liabilities–other accrued expenses	$(1,031)	$1,526	$495
Net cash used in operating activities	(25,117)	1,526	(23,591)
Advances from (payments to) affiliates	4,699	(4,701)	(2)
Net cash provided by (used in) financing activities	4,598	(4,701)	(103)
Effect of foreign exchange rate changes on cash	(4,944)	3,175	(1,769)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

February 17, 2010	By:	/s/ JOHN L. FLYNN
John L. Flynn
Executive Vice President, General Counsel and Corporate Secretary

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